UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

ADESA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32198	35-1842546
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices)

(Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               OTHER EVENTS

On January 5, 2005, the Company issued a press release announcing that during the fourth quarter of 2004, the Company repurchased 1.18 million additional ADESA shares on the open market at an average price of $20.01 per share pursuant to its previously announced share repurchase program.

A copy of this press release is being furnished as an exhibit to this report on Form 8-K and incorporated by reference herein.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS

                                EXHIBIT NO.                                        DESCRIPTION OF EXHIBIT

99.1                                                                                                                                           Press release dated January 5, 2005 — “ADESA, Inc. Buys Back 1.18 Million Additional Shares in Q4.”

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	January 5, 2005	ADESA, INC.

/s/ Cameron C. Hitchcock
Cameron C. Hitchcock
Executive Vice President and Chief Financial Officer